TRADE ACCOUNTS AND NOTES RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2022
TRADE ACCOUNTS AND NOTES RECEIVABLE, NET
Schedule of trade accounts and notes receivable

	December 31,
	2022	2021
Trade accounts receivable	12,965	10,992
Notes receivable	617	615
Less: allowance for doubtful accounts	(161)	(742)
Total	13,421	10,864
Less current portion	(13,421)	(10,864)
Total long-term portion	—	—